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                                                             EXHIBIT 10(C)

                                THE GEON COMPANY
                      UNCONDITIONAL AND CONTINUING GUARANTY

WHEREAS, the undersigned, THE GEON COMPANY, a Delaware corporation ("Guarantor"), seeks to induce (i) OLIN SUNBELT, INC., a Delaware corporation ("OSI"), a wholly-owned subsidiary of OLIN CORPORATION, a Virginia corporation ("OC", and OSI and OC being singly and together referred to herein as "Olin") to execute a partnership agreement (the "Partnership Agreement") with 1997 Chloralkali Venture Inc., an Alabama corporation ("Subsidiary"), a wholly-owned subsidiary of Guarantor, to form a general partnership to be known as Sunbelt Chlor Alkali Partnership (the "Partnership"), and (ii) OC to enter into a real estate lease, an engineering, procurement and construction agreement, and an operating agreement with the Partnership ("Contracts"); and

WHEREAS, the execution and delivery by Guarantor of this Unconditional and Continuing Guaranty ("Guaranty") is a condition precedent to Olin's entering into the Partnership and executing the Contracts;

WHEREAS, Guarantor will derive substantial benefits from such arrangements;

NOW, THEREFORE, in consideration of the premises and of other good valuable consideration, the receipt of which is hereby acknowledged, Guarantor hereby represents and agrees as follows:

       1. GUARANTY. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Olin the full and prompt performance by Subsidiary of all of Subsidiary's covenants and obligations under the Partnership Agreement, as amended and modified from time to time, including, without limitation, the punctual and full performance or payment when due, whether at the stated date or dates for such payment, by acceleration or otherwise, of all indebtedness, liabilities and obligations of Subsidiary under the Partnership Agreement, whether absolute or contingent, now existing or hereafter arising, and including, without limitation, all contributions, interest, premiums, fees, cost and expense reimbursements and all other obligations of Subsidiary pursuant to the Partnership Agreement, together with all liabilities, rights of contribution and indemnities in favor of the Partnership and Olin, imposed in law or equity (all of the foregoing are hereinafter sometimes referred to as the "Obligations"); provided however, that this Guaranty of the Obligations shall be solely for the benefit of the Partnership and Olin, and shall not be deemed to create any right in or be in whole or in part for the independent benefit of any person other than the Partnership and Olin, together with their successors and Permitted Assignees. For purposes of this Guaranty, a "Permitted Assignee" shall mean an assignee permitted under the Partnership Agreement or the Contracts.

       2. PERFORMANCE BY GUARANTOR. In the event of the occurrence of any breach or default in the Obligations, Guarantor hereby agrees to perform and/or make payment of each and every Obligation within five
           (5) business days after receipt of notice from Olin of such breach or default, provided that for those Obligations reasonably incapable of cure within five (5) days, Guarantor shall have commenced a cure within five (5) days and thereafter diligently pursue such cure.

       3.  OBLIGATIONS OF GUARANTOR UNCONDITIONAL. Guarantor hereby agrees that:
           (a) Its liability hereunder is unconditional, irrespective of: (i) any claim by Subsidiary of lack of authorization or insufficient consideration with respect to the Obligations; (ii) the absence of any action or effort by Olin or the Partnership to either resort to, enforce or exhaust its remedies with respect to the Obligations; (iii) the waiver or consent by Olin or the Partnership with respect to any provision in the documentation of the Obligations (provided that Guarantor shall be entitled to the benefit of any such waiver or consent agreed to by Olin directly or by the vote of the Management Committee on behalf of the Partnership); or (iv) the recovery of any judgment against Subsidiary or any action to enforce such judgment or any other circumstance which might, absent the unconditional nature of this Guaranty, constitute a legal or equitable discharge or defense of Guarantor.




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           (b) The liability of Guarantor hereunder will not be discharged except by complete and final performance and/or payment of the Obligations.
           (c) The liability of Guarantor under this Guaranty shall be reinstated with respect to any amount paid to the Partnership by Subsidiary which is thereafter required to be returned to Subsidiary or any trustee, receiver or other representative of or for Subsidiary, upon or by reason of the bankruptcy, insolvency, reorganization, or dissolution of Subsidiary, or for any other reason, other than a valid defense on the merits to the same, all as though such amount had never been paid by Subsidiary.
           (d) This is a guarantee of payment and not merely of collection.
           (e) Notwithstanding any provision herein to the contrary, this Guaranty shall not limit, amend, modify, impair or otherwise affect any right, claim or action of Guarantor or Subsidiary arising under the Partnership Agreement or the Contracts.

       4. WAIVERS. Guarantor hereby expressly waives (a) notice of the acceptance of this Guaranty; (b) notice of any change in the rate at which any of the Obligations are accruing interest or fees; (c) diligence, presentment and demand for performance or payment of any of the Obligations; (d) protest, notice of protest, notice of dishonor and notice of nonperformance, nonpayment or default to Guarantor or to any other person with respect to the Obligations; (e) filings of claims or proof of claims with a court in the event of any bankruptcy or insolvency proceedings to which Subsidiary is subject;
           (f) any right to require a proceeding first against Subsidiary or any other person; (g) any defenses available to a surety under law; and
           (h) all other legally waivable notices to which Guarantor might otherwise be entitled.

       5. CONTINUING GUARANTY. This Guaranty is a continuing Guaranty and shall remain in full force and effect and be binding upon Guarantor and its successors and assigns, irrespective of any sale of or transfer by Guarantor of any or all of the shares of capital stock of Subsidiary, until satisfaction in full of all the Obligations.

       6.  MISCELLANEOUS.
           (a) NOTICES. All notices, requests, demands or other communications (including telecommunications) to or from Guarantor or Olin shall be in writing and shall be deemed to have been duly given or made when delivered (i) to Olin, at its office at Cleveland, TN, and
               (ii) to Guarantor, at its address set next to its signature below, or as to either party, at such other address as such party may hereafter specify to the party in writing. Written notices shall be deemed effectively delivered if delivered by hand or by registered or certified mail, postage prepaid. The date of delivery shall be deemed to be the date the notice is given.
           (b) EXPENSES. Guarantor agrees that, with or without notice to or demand upon Subsidiary or Guarantor, Guarantor will pay or reimburse Olin (to the extent reimbursement has not already been made by Subsidiary) for all expenses, including reasonable fees and expenses of its legal counsel, incurred by Olin in connection with the collection and the enforcement of any provisions of this Guaranty.
           (c) ASSIGNMENTS. Olin may assign its rights and powers under this Guaranty to any successor or Permitted Assignee of the Olin interest in the Partnership and/or the Contracts, with respect to all or any of the Obligations, and, in the event of such succession or assignment, the successor or Permitted Assignee of such rights and powers, to the extent of such succession or assignment, shall have the same rights and remedies as if originally named herein in the place of its assignor or predecessor in interest.
           (d) WAIVER OF RIGHTS. No delay on the part of Olin in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights; no notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or of the right of Olin to take other or further action without notice or demand as provided herein. In any event no modification or waiver of the provisions hereof shall be effective unless in writing nor shall any waiver be applicable except with respect to the specific person to whom and in the specific instance or matter for which given.




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           (e) CUMULATIVE REMEDIES. The obligations of Guarantor hereunder are in addition to and not in substitution for any other obligations now or hereafter held by Olin and shall not operate as a merger of any contract or debt or suspend the fulfillment of, or affect the rights, remedies or powers of Olin in respect of, any obligation for the fulfillment thereof. The rights and remedies provided herein and in any other instrument are cumulative and not exclusive of any other rights or remedies provided by law.
           (f) GOVERNING LAW. This Guaranty shall be governed by, determined and construed in accordance with the laws of the State of Delaware.
           (g) SEVERABILITY. If any part of this Guaranty is contrary to, prohibited by or deemed invalid under the applicable law or regulations of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given full force and effect so far as possible, and any such prohibition or invalidity in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the 23rd day of August, 1996.

WITNESS:                                   THE GEON COMPANY

                                           By: /s/Gregory L. Rutman
                                               --------------------
                                                    Gregory L. Rutman

                                           Title:Secretary
                                                 ---------

                                           Address: One Geon Center
                                                    Avon Lake, OH  44012
                                                    Attn:  Corporate Secretary




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